                           FOURTH AMENDMENT AGREEMENT

         THIS FOURTH AMENDMENT AGREEMENT (this "Amendment"), dated as of March 22, 2002, is among RENAISSANCERE HOLDINGS LTD. (the "Borrower"), the Lenders listed on the signature pages hereto, DEUTSCHE BANK AG, as LC Issuer and BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders;

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of October 5, 1999, as amended to date (the "Credit Agreement");

         WHEREAS, the parties hereto wish to further amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

         Section 1. Credit Agreement Definitions. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

         Section 2. Amendments To Credit Agreement. Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

         (a) Amendments to Section 1.1. Section 1.1 of the Credit Agreement is amended as follows:

              (i) The definition of "Insurance Subsidiary" is amended by inserting the following at the end thereof, "by issuing Primary Policies or entering into Reinsurance Agreements".

              (ii) The definition of "Material Subsidiary" is amended as follows:

                   (x) in clause (a), the parenthetical is amended in its
              entirety to read as follows: (other than Stonington Insurance Company, f/k/a Nobel Insurance Company); and

                   (y) in the proviso, the word "Nobel" is deleted and the word
              "Stonington" inserted therefor.

              (iii) Clause (a) of the definition of "Permitted Investments" is amended by deleting the phrase ", maturing not more than one year after such time,".

              (iv) The definition of "Reporting Subsidiary" is amended deleting the word "Nobel" and inserting "Stonington" therefore.

              (v) The definition of "Subsidiary" is amended by inserting the following at the end thereof:

                   "; provided, however, that neither DaVinciRe Holdings Ltd. nor DaVinci Reinsurance Ltd. shall be deemed to be a Subsidiary of the Borrower."

         (b) Amendment to Section 1.3. The first sentence of Section 1.3 of the Credit Agreement is amended by inserting the following at the end thereof:

                   ; provided, however, that for purposes of calculating the financial covenants, the financial statements required under
                   Section 6.1(a) shall be adjusted so that DaVinciRe Holdings Ltd. and DaVinci Reinsurance Ltd. shall be accounted for under the equity method rather than consolidated as Subsidiaries.

         (c) Amendment to Section 7.7. Clause (ix) of Section 7.7 of the Credit Agreement is amended in its entirety to read as follows:

                   (ix) attachments, judgments and other similar Liens for sums of $5,000,000 or more (excluding (x) any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights and (y) all such Liens on assets of Subsidiaries that are not Material Subsidiaries) provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off;

         (d) Amendment to Article VII. Article VII is amended by inserting the following new Section 7.12 at the end thereof:

                        Section 7.12 Investments in DaVinci Entities. Not, and
                   not permit its Subsidiaries to, (i) incur Contingent Liabilities or otherwise provide credit support (including granting a Lien on any of its assets for the Debt of DaVinciRe Holdings Ltd. or DaVinci Reinsurance Ltd. or (ii) make any loans to purchase or redeem any capital stock of or otherwise make any investment in DaVinciRe Holdings Ltd. or DaVinci Reinsurance Ltd. during the existence or continuation of any Default or Event of Default.

         (e) Amendment to Section 8.1(m). Section 8.1(m) of the Credit Agreement is amended by inserting the word "Material" immediately before the word "Subsidiary".

         (f) Amendment to Schedule 5.13. Schedule 5.13 of the Credit Agreement is amended by deleting "Nobel Insurance Company" and inserting "Stonington Insurance Company" therefor.

     Section 3. Representation and Warranties. In order to induce the Lenders, the LC Issuer and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, the LC Issuer and to the Administrative Agent that both before and after giving effect to the Amendment that:

         (a) No Event of Default or Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

         (b) the warranties of the Borrower contained in Article V of the Credit Agreement are true and correct as of the date hereof and the Fourth Amendment Effective Date, with the same effect as though made on such date; provided that
(i) with respect to clause (a) of Section 5.2, the reference to "1998 Fiscal Year" therein shall instead by a reference to "2001 Fiscal Year" and (ii) with respect to clause (a) of Section 5.3, the reference to "December 31, 1998" shall instead be a reference to "December 31, 2001" and the reference to "the six months ended June 30, 1999" shall instead be a reference to "the nine months ended September 30, 2001".

     Section 4. Conditions to Effectiveness. The Amendments set forth in Section 2 hereof shall become effective on the date (the "Fourth Amendment Effective Date") when the Administrative Agent shall have received four counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.

     Section 5. Reaffirmation of Loan Documents. From and after the date hereof, each reference to the Credit Agreement that appears in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

     Section 6. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     Section 7. Governing Law; Entire Agreement. This Amendment shall be deemed a contract made under and governed by the laws of the State of Illinois. This agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.

     Section 8. Loan Document. This Amendment is a Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                       RENAISSANCERE HOLDINGS LTD.



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANK OF AMERICA, NATIONAL ASSOCIATION, as
                                       Administrative Agent and Lender



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       FLEET NATIONAL BANK



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       MELLON BANK, N.A.



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       THE BANK OF N.T. BUTTERFIELD & SON
                                       LIMITED.



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       WACHOVIA BANK N.A.
                                       (f/k/a FIRST UNION NATIONAL BANK)



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       DEUTSCHE BANK AG, New York and/or Cayman
                                       Islands Branch, as Lender



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       DEUTSCHE BANK AG, New York Branch, as LC
                                       Issuer



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       BANK OF BERMUDA



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------

                                       CITIBANK, N.A.



                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------